Exhibit 99.1

NEWS RELEASE
Contact:

Alliance Data
Amy Pesante – Analysts/Investors
FTI Consulting
212-850-5758
alliancedata@fticonsulting.com

Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Alyson Lupo – Media
214-494-3818
alyson.lupo@alliancedata.com
Coldwater Creek Lyn Walther Investor Relations 208-265-7005 lyn.walther@thecreek.com

COLDWATER CREEK AND ALLIANCE DATA ANNOUNCE NEW LONG-TERM AGREEMENT

Alliance Data to Provide Co-Brand and Private Label Credit Card Services; To Acquire Co-Brand Credit Card Portfolio at Future Date

SANDPOINT, IDAHO and DALLAS– July 31, 2013–Coldwater Creek, Inc.  (NASDAQ: CWTR), a leading multi-channel retailer of women’s apparel, jewelry and accessories, and Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced they have signed a new, long-term agreement for Alliance Data’s Retail Services business to expand Coldwater Creek’s co-branded credit card program and launch a Coldwater Creek private label credit card program. Alliance Data will provide end-to-end proprietary credit card services from account acquisition to multi-channel marketing and customer service for Coldwater Creek. Alliance Data plans to acquire the existing co-brand credit card portfolio at a future date from the current issuer.

In addition to launching a new private label credit card program and providing co-brand credit card services integrated with the ‘Coldwater Creek Rewards’ loyalty program, Coldwater Creek will leverage Alliance Data’s comprehensive suite of advanced analytics and multi-channel marketing capabilities to help strengthen its relationship with its best customers across all sales channels. As part of the launch of the new Coldwater Creek Rewards platform, Alliance Data will introduce new tools and technologies allowing unique communications with Coldwater Creek’s valued customers, fully leveraging a multi-channel approach to drive a relevant cardholder experience. These capabilities are designed to increase customer loyalty, enhance the shopping experience, and ultimately drive incremental sales for the brand. Coldwater Creek will also leverage the data assets of Epsilon, another Alliance Data company, in support of the company’s prospect marketing efforts to drive customer acquisition.

“We are excited to partner with Alliance Data to leverage their expertise in delivering industry-leading credit and loyalty-based marketing programs to strengthen our customer relationships and drive sales,” said Jill Dean, president and chief executive officer of Coldwater Creek. “Expanding our loyalty program is a key priority for our company, and we believe that the best way to strengthen brand loyalty and provide an improved shopping experience across all of our channels, is to offer our customers a choice of credit card options, both of which will be fully integrated with our rewards program.”

Melisa Miller, president of Alliance Data Retail Services, added, “Coldwater Creek maintains a special relationship with their customers, and we’re delighted to introduce innovative marketing and credit solutions that will help them get to know and reach their customers on an even deeper level. With a program strategy that deliberately includes both private label and co-brand credit products, we know we can deliver the right card to the right customer—helping to create stronger cardholder engagement and increase value to Coldwater Creek.”

About Coldwater Creek
Coldwater Creek is a leading specialty retailer of women's apparel, jewelry and accessories. The Company was founded in 1984 in Sandpoint, Idaho, and sells its merchandise through premium retail stores across the country, online, and through its mobile applications.

Coldwater Creek Cautionary Statement Regarding Forward Looking Information
This news release contains "forward-looking statements" within the meaning of the securities laws. These statements are based on management's current expectations about our agreement for a new credit card program and the effect of the new credit card program on customer relationships and sales, and are subject to a number of uncertainties, risks and assumptions that may not fully materialize or may prove incorrect. As a result, our actual results may differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to:
•
We may encounter delays in implementing our new credit card program, and our new credit card relationship may not be successful in improving customer experience, increasing our loyalty base or growing sales;

•	The new program is subject to termination if ADS is unable to reach an agreement to acquire the existing portfolio from the current issuer;
and such other factors as are discussed in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. We do not assume any obligation to publicly release any revisions to forward-looking statements to reflect events or changes in our expectations after the date of this release.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with more than 120 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know More. Sell More.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted retail industry expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services visit www.alliancedata.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"SafeHarbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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